GUARANTY OF ALL LIABILITY
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          THIS GUARANTY,  is  entered  into  as  of  October  30,  2000  by  the undersigned (the "Guarantor"), in favor of and for the benefit of EUROPEAN AMERICAN BANK, a New York banking corporation (the "Bank").

                              RECITALS
          The Bank has made and may make, from time to time, loans, advances, extensions of credit and/or other financial accommodations (collectively, the "Loans") for the account of Gilman & Ciocia, Inc. (the "Borrower").

          The Guarantor, being affiliated with the Borrower, acknowledges and agrees that the Guarantor has received and will receive direct and indirect benefits from the extension of the Loans made to the Borrower from time to time.

          The Guarantor wishes to grant the Bank security and assurance in order to secure the payment and performance by the Borrower of all of its present and future Obligations (as that term is defined below), and, to that effect, to guaranty the Borrower's Obligations as set forth herein.

          Accordingly, the Guarantor hereby agrees as follows:

          1.      Guaranty.
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          The  Guarantor hereby  unconditionally  and irrevocably  guarantees to the Bank the full and punctual payment by the Borrower, when due, whether at the stated due date, by acceleration or otherwise of all Obligations (as defined below) of the Borrower, howsoever created, arising or evidenced, voluntary or involuntary, whether direct or indirect, absolute or contingent now or hereafter existing or owing to the Bank, (collectively, the "Guaranteed Obligations"). This Guaranty is an absolute, unconditional, continuing guaranty of payment and not of collection of the Guaranteed Obligations and includes Guaranteed Obligations arising from successive transactions which shall either continue such Guaranteed Obligations or from time to time renew such Guaranteed Obligations after the same has been satisfied. This Guaranty is in no way conditioned upon any attempt to collect from the Borrower or upon any other event or contingency, and shall be binding upon and enforceable against the Guarantor without regard to the validity or enforceability of any document, instrument or agreement evidencing or governing the Obligations or any other agreement or instrument executed in connection therewith (including, without limitation, this Guaranty) or contemplated thereby (each, a "Loan Document" and, collectively, the "Loan Documents"). If for any reason the Borrower shall fail or be unable duly and punctually to pay any of the Guaranteed Obligations (including, without limitation, amounts that would become due but for the operation of the automatic stay under Section 362(a) of the Bankruptcy Code, 11 U.S.C. 362(a)), the Guarantor will forthwith pay the same, in cash, immediately
upon  demand.  As  used  herein   "Obligations"   shall  mean  all  obligations,
liabilities and indebtedness of the Borrower to the Bank, whether now existing or hereafter created, absolute or contingent, direct or indirect, due or not, whether created directly or acquired by assignment or otherwise, including, without limitation, the Loan and the payment and performance of all other obligations, liabilities, and indebtedness of the Borrower to the Bank under the Loan Documents, including without limitation all fees, costs, expenses and indemnity obligations thereunder.

          In the event any Loan Document shall be terminated as a result of the rejection thereof by any trustee, receiver or liquidating agent of the Borrower or any of its properties in any bankruptcy, insolvency, reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar proceeding, the Guarantor's obligations hereunder shall continue to the same extent as if such Loan Document had not been so rejected.

          The Guarantor agrees to pay all costs, expenses (including, without limitation, attorneys' fees and disbursements) and damages incurred in connection with the enforcement of the Guaranteed Obligations of the Borrower to the extent that such costs, expenses and damages are not paid by the Borrower pursuant to the respective Loan Documents.

          The Guarantor further agrees that if any payment made by the Borrower or the Guarantor to the Bank on any Guaranteed Obligation is rescinded, recovered from or repaid by the Bank, in whole or in part, in any bankruptcy, insolvency or similar proceeding instituted by or against the Borrower or Guarantor, this Guaranty shall continue to be fully applicable to such Guaranteed Obligation to the same extent as though the payment so recovered or repaid had never originally been made on such Guaranteed Obligation regardless of, and, without giving effect to, any discharge or release of the Guarantor's obligations hereunder granted by the Bank after the date hereof.

         2.       Guaranty Continuing, Absolute, Unlimited.
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          The  obligations  of the  Guarantor  hereunder  shall  be  continuing, absolute, unlimited and unconditional, shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim the Guarantor may have against the Bank or the Borrower or any other person, and shall remain in full force and effect without regard to, and, to the fullest extent permitted by applicable law, shall not be released, discharged or in any way affected by, any circumstance or condition (whether or not any Guarantor shall have any knowledge or notice thereof) whatsoever which might constitute a legal or equitable discharge or defense including, but not limited to, (a) any express or implied amendment, modification or supplement to any Loan Document or any other agreement referred to in any Loan Document; (b) any failure on the part of the Borrower to perform or comply with any Loan Document, or any failure of any other person to perform or comply with any term of any Loan Document; (c) any waiver, consent, change, extension, indulgence or other action or any action or inaction under or in respect of any Loan Document or any other agreement as aforesaid, whether or not the Bank, the Borrower or the Guarantor has notice or
knowledge   of  any  of  the   foregoing;   (d)  any   bankruptcy,   insolvency,
reorganization, arrangement, readjustment, composition, liquidation or similar proceeding with respect to the Borrower, or its properties or its creditors, or any action taken by any trustee or receiver or by any court in any such proceeding; (e) any furnishing or acceptance of additional security or any release of any security; (f) any limitation on the liability or obligations of
the  Borrower  under  any  Loan  Document  or  any  termination,   cancellation,
frustration, invalidity or unenforceability, in whole or in part, of any Loan Document; (g) any lien, charge or encumbrance on or affecting the Guarantor's or any of the Borrower's respective assets and properties; (h) any act, omission or breach on the part of the Bank under any Loan Document or any other agreement at any time existing between the Bank and the Borrower or any law or governmental regulation applicable to the Bank or any Loan Document; (i) any claim as a result of any other dealings among the Bank, the Guarantor or the Borrower; (j) the assignment of this Guaranty, any Loan Document to any other person; or (k) any change in the name of the Bank, the Borrower or any other person or entity referred to herein.

         3.       Waiver.
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          The  Guarantor  unconditionally and irrevocably waives, to the fullest extent permitted by applicable law: (a) notice of any of the matters referred to in Section 2 hereof; (b) all notices which may be required by statute, rule of law or otherwise to preserve any rights against the Guarantor hereunder, including, without limitation, notice of the acceptance of this Guaranty, or the
creation,  renewal,  extension,   modification  or  accrual  of  the  Guaranteed
Obligations or notice of any other matters relating thereto, any presentment, demand, notice of dishonor, protest, nonpayment of any damages or other amounts payable under any Loan Document; (c) any requirement for the enforcement, assertion or exercise of any right, remedy, power or privilege under or in respect of any Loan Document, including, without limitation, diligence in collection or protection of or realization upon the Guaranteed Obligations or any part thereof or any collateral therefor; (d) any requirement of diligence;
(e) any requirement to mitigate the damages resulting from a default by the Borrower under any Loan Document; (f) the occurrence of every other condition precedent to which the Guarantor or the Borrower may otherwise be entitled; (g) the right to require the Bank to proceed against the Borrower or any other person liable on the Guaranteed Obligations, to proceed against or exhaust any security held by the Borrower or any other person, or to pursue any other remedy in the Bank's power whatsoever, (h) the right to have the property of the Borrower first applied to the discharge of the Guaranteed Obligations and any and all rights it may now or hereafter have under any agreement or at law or in equity (including, without limitation, any law subrogating the Guarantor to the rights of the Bank) to assert any claim against or seek contribution, indemnification or any other form of reimbursement from the Borrower or any other party liable for payment of any or all of the Guaranteed Obligations for any payment made by the Guarantor under or in connection with this Guaranty or otherwise.

          The Bank may, at its election, exercise any right or remedy it may have against the Borrower without affecting or impairing in any way the liability of the Guarantor hereunder and the Guarantor waives, to the fullest extent permitted by applicable law, any defense arising out of the absence, impairment or loss of any right of reimbursement, contribution or subrogation or any other right or remedy of the Guarantor against the Borrower, whether resulting from such election by the Bank or otherwise. The Guarantor waives any defense arising by reason of any disability or other defense of the Borrower or by reason of the cessation for any cause whatsoever of the liability, either in whole or in part, of the Borrower to the Bank for the Guaranteed Obligations.

          The Guarantor assumes the responsibility for being and keeping informed of the financial condition of the Borrower and of all other circumstances bearing upon the risk of nonpayment of the Guaranteed Obligations and agrees that the Bank shall not have any duty to advise the Guarantor of information regarding any condition or circumstance or any change in such condition or circumstance. The Guarantor acknowledges that the Bank has not made any representations to the Guarantor concerning the financial condition of the Borrower.

         4.       Representations and Warranties of the Guarantor.
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          The Guarantor hereby represents and warrants that:

          If   not  an  individual,   it  is  a  general  partnership,   limited
partnership, corporation, limited liability company or limited liability partnership (as indicated on the signature page hereto) duly organized or formed, as the case may be, under the laws of the jurisdiction of its incorporation or formation and has all requisite power and authority to enter into this Guaranty and to carry out its obligations hereunder.

          The execution, delivery and performance of this Guaranty by the Guarantor have been duly authorized by all necessary action (other than a Guarantor who is an individual) and this Guaranty constitutes the legal, valid and binding obligation of the Guarantor, enforceable against the Guarantor in accordance with its terms.

          If not an individual, it has the power and authority to own its properties and assets and to conduct its business as now being conducted and is duly qualified to do business in every jurisdiction in which the nature of its assets or the conduct of its business requires it to be so qualified.

          Neither this Guaranty nor any other Loan Document to which the Guarantor is a party will violate any provision of law, rule or regulation or any order of any court or other governmental agency to which the Guarantor is subject, the organizational documents of the Guarantor, any provision of any agreement or instrument to which the Guarantor is a party or by which the Guarantor or any of the Guarantor's properties or assets are bound, or be in conflict with, result in a breach of, or constitute a default under (with or without notice or lapse of time), any such agreement or instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any properties or assets of the Guarantor.

          No action or approval by or of and no filing or registration with any governmental or public body or authority, or any subdivision thereof, nor the consent of any other person or entity, nor any other legal formality is required in connection with the entering into, performance or enforcement of this Guaranty, except such as have been obtained or taken and with respect to which a copy or other satisfactory evidence thereof has been furnished to the Bank.

         5.       Security; Events of Default.
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          As   security  for  any and all of the  obligations  of the  Guarantor under this Guaranty, now existing or hereafter arising hereunder or otherwise (collectively, the "Liabilities"), the Guarantor hereby grants to the Bank a lien upon and a security interest in any and all moneys or other property (i.e., goods and merchandise, as well as any and all documents relative thereto; funds, securities, choses in action and any and all other forms of property whether real, personal or mixed, and any right, title or interest of the Guarantor therein or thereto), and the proceeds thereof, which have been, or may hereafter be, deposited or delivered to the Bank (or with any third party acting on the Bank's behalf) by or for the account or credit of the Guarantor whether for safekeeping, custody, pledge, deposit, transmission, collection or otherwise. All remittances and property shall be deemed delivered to the Bank as soon as put in transit to the Bank by mail or carrier.

          Upon the occurrence of any of the following events (each an "Event of Default"):

          (a) the Guarantor defaults under this Guaranty or any Loan Document to which the Guarantor is a party;

          (b) any representation or warranty made by the Guarantor herein or in any other Loan Document to which the Guarantor is a party is false or untrue as of the date such representation or warranty is made;

          (c) the Guarantor commences any case, proceeding, or other action under any law of any jurisdiction relating to bankruptcy, insolvency, reorganization, or relief of debtors or seeks to have an order for relief entered with respect to the Guarantor or seeks to be adjudicated a bankrupt or insolvent, or seeks reorganization, arrangement, adjustment, liquidation, dissolution, composition or other relief with respect to the Guarantor or the Guarantor's debts, or seeks the appointment of a receiver, trustee, custodian, or other similar official for the Guarantor or for all or any substantial part of the Guarantor's property;

          (d) the Guarantor makes a general assignment for the benefit of creditors;

          (e) there is commenced against the Guarantor, any case, proceeding or other action of the type referred to in clause (c) above or seeking the issuance of a warrant of attachment, execution, distraint, or similar process against all or any substantial part of the Guarantor's property, which case, proceeding or other action results in an entry of an order for relief or is not dismissed, discharged or bonded within sixty days of the commencement thereof;

          (f) the Guarantor takes any action indicating the Guarantor's consent to, approval of, or acquiescence in or in furtherance of, any of the acts set forth in clause (c) and (e) above;

          (g)  the death or incapacity of a Guarantor, if an individual;

          (h) the Guarantor admits in writing the Guarantor's inability to pay the Guarantor's debts as they mature; or

          (i) the Guarantor terminates or dissolves or suspends the Guarantor's usual business activities or conveys, sells, leases, transfers or otherwise disposes of all or a substantial part of the Guarantor's property, business or assets other than in the ordinary course of business; then, any or all of the Liabilities shall, at the Bank's option, become (for the purpose of this Guaranty) immediately due and payable by the Guarantor, without demand or notice. In addition, upon the occurrence of any Event of Default, the Bank shall have all of the rights and remedies provided to a secured party by the Uniform Commercial Code as in effect in New York State at that time. The Guarantor agrees that in the event that notice is necessary, written notice mailed to the Guarantor at the address given below three business days prior to the date of public sale of the property subject to the lien and security interest created herein or prior to the date after which private sale or any other disposition of said property will be made shall constitute reasonable notice, but notice given in any other reasonable manner or at any other reasonable time shall be sufficient.

         6.       Parties.
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          This Guaranty  shall  inure  to  the  benefit  of  the  Bank  and  its successors, assigns or transferees, and shall be binding upon each Guarantor and its successors and assigns. No Guarantor may delegate any of the Guarantor's duties under this Guaranty without the prior written consent of the Bank.

         7.       Notices.
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          Any  notice shall be  conclusively  deemed to have been  received by a party hereto and to be effective on the day on which delivered to such party at the address set forth below if hand delivered or sent by Federal Express or other reputable courier of national reputation, or if sent by registered or certified mail, on the third business day after the day on which mailed in the United States, addressed to such party at said address:

                  (a)      if to the Bank, at

                         European American Bank
                         730 Veterans Memorial Highway
                         Hauppauge, New York  11788
                         Attention:  Richard Ohl, V.P.

                  (b)      if to the Guarantor,

                         James Ciocia
                         1311 Mamaroneck Avenue, Suite 160
                         White Plains, New York  10605

                         Michael Ryan
                         11 Raymond Avenue
                         Poughkeepsie, New York  12603

                         Thomas Povinelli
                         1311 Mamaroneck Avenue, Suite 160
                         White Plains, New York  10605

                         Kathryn Travis
                         1311 Mamaroneck Avenue, Suite 160
                         White Plains, New York  10605

                (c) as to each such party at such other address as such party shall have designated to the other in a written notice complying as to delivery with the provisions of this
                     Section 7.

         8.       Right to Deal with the Borrower.
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          At   any time and from time to time, without terminating, affecting or impairing the validity of this Guaranty or the obligations of the Guarantor hereunder, the Bank may deal with the Borrower in the same manner and as fully as if this Guaranty did not exist and shall be entitled, among other things, to grant the Borrower, without notice or demand and without affecting the Guarantor's liability hereunder, such extension or extensions of time to perform, renew, compromise, accelerate or otherwise change the time for payment of or otherwise change the terms of indebtedness or any part thereof contained in or arising under any Loan Document or any other document evidencing Obligations of the Borrower to the Bank, or to waive any obligation of the Borrower to perform, any act or acts as the Bank may deem advisable.

         9.       Delivery of Financial Statements.
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                  The Guarantor shall deliver to the Bank:

          (a) Annually, as soon as available, but in any event within 120 days after the last day of each of its fiscal years, a balance sheet of the Guarantor (other than a Guarantor which is an individual) and its subsidiaries, as at such last day of the fiscal year, and statements of income and retained earnings and cash flow for such fiscal year, each prepared in accordance with generally accepted accounting principles consistently applied, in reasonable detail.

          (b) Promptly after a written request therefor, such other financial data or information as the Bank may reasonably request from time to time.

         10.      Survival of Representations, Warranties, and Agreements.
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          All  representations,   warranties,   covenants  and  agreements  made
herein, including representations and warranties deemed made herein, shall survive any investigation or inspection made by or on behalf of the Bank and shall continue in full force and effect until all of the obligations of the Guarantor under this Guaranty shall be fully performed in accordance with the terms hereof, and until the payment in full of the Guaranteed Obligations.

          11.  GOVERNING  LAW;  CONSENT TO  JURISDICTION;  WAIVER OF JURY TRIAL.
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THIS GUARANTY SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE  WITH THE LAWS OF
THE STATE OF NEW YORK. THE GUARANTOR HEREBY IRREVOCABLY SUBMITS TO THE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE EASTERN DISTRICT OF NEW YORK AND ANY COURT IN THE STATE OF NEW YORK IN ANY ACTION, SUIT OR PROCEEDING BROUGHT AGAINST THE GUARANTOR AND RELATED TO OR IN CONNECTION WITH THIS GUARANTY OR THE TRANSACTIONS CONTEMPLATED HEREBY, AND TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTOR HEREBY WAIVES AND AGREES NOT TO ASSERT BY WAY OF MOTION, AS A DEFENSE OR OTHERWISE IN ANY SUCH SUIT, ACTION OR PROCEEDING, ANY CLAIM THAT THE GUARANTOR IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF SUCH COURTS, THAT THE SUIT, ACTION OR PROCEEDING IS BROUGHT IN AN INCONVENIENT FORUM, THAT THE VENUE OF THE SUIT, ACTION OR PROCEEDING IS IMPROPER, OR THAT THIS GUARANTY OR ANY DOCUMENT OR ANY INSTRUMENT REFERRED TO HEREIN OR THE SUBJECT MATTER THEREOF MAY NOT BE LITIGATED IN OR BY SUCH COURTS. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE GUARANTOR AGREES (i) NOT TO SEEK AND HEREBY WAIVES THE RIGHT TO ANY REVIEW OF THE JUDGMENT OF ANY SUCH COURT BY ANY COURT OF ANY OTHER NATION OR JURISDICTION WHICH MAY BE CALLED UPON TO GRANT AN ENFORCEMENT OF SUCH JUDGMENT AND (ii) NOT TO ASSERT ANY COUNTERCLAIM, IN ANY SUCH SUIT, ACTION OR PROCEEDING UNLESS SUCH COUNTERCLAIM COULD NOT, BY REASON OF ANY APPLICABLE FEDERAL OR STATE PROCEDURAL LAWS, BE INTERPOSED, PLEADED OR ALLEGED IN ANY OTHER ACTION. THE GUARANTOR AGREES THAT SERVICE OF PROCESS MAY BE MADE UPON THE GUARANTOR BY CERTIFIED OR REGISTERED MAIL TO THE ADDRESS FOR NOTICES SET FORTH IN THIS GUARANTY OR ANY METHOD AUTHORIZED BY THE LAWS OF NEW YORK. THE GUARANTOR IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS GUARANTY, THE LOAN DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

         12.      Miscellaneous.
                  --------------

          (a) If this Guaranty is executed by two or more parties, they shall be jointly and severally liable hereunder, and the word "Guarantor" wherever used herein shall be construed to refer to each of such parties separately, all in the same manner and with the same effect as if each of them had signed separate instruments; and in any such case this Guaranty shall not be revoked or impaired as to any one or more of such parties by the death or dissolution of any of the others or by the revocation or release of any liabilities hereunder of any one or more of such other parties and the Bank may proceed against none, one or more of the Guarantors at one time, or from time to time, in its sole and absolute discretion.

          (b) If any term of this Guaranty or any application hereof shall be invalid or unenforceable, the remainder of this Guaranty and any other application of such term shall not be affected thereby.

          (c) Any term of this Guaranty may be amended, waived, discharged or terminated only by an instrument in writing signed by the Guarantor and the Bank. No notice to or demand on the Guarantor shall be deemed to be a waiver of the obligations of the Guarantor or of the right of the Bank to take further action without notice or demand as provided in this Guaranty. No course of dealing between the Guarantor and the Bank shall change, modify or discharge, in whole or in part, this Guaranty or any obligations of the Guarantor hereunder. No waiver of any term, covenant or provision of this Guaranty shall be effective unless given in writing by the Bank and if so given shall only be effective in the specific instance in which given.

          (d) The headings in this Guaranty are for purposes of reference only and shall not limit or define the meaning hereof.

          (e) No delay or omission by the Bank in the exercise of any right under this Guaranty shall impair any such right, nor shall it be construed to be a waiver thereof; nor shall any single or partial exercise of any right hereunder preclude any other or further exercise of any other right.

          (f) The liability of any Guarantor under this Guaranty may be terminated, but only with respect to Guaranteed Obligations arising subsequent to the effective Date of Termination, upon written notice to that effect, signed and delivered by the Guarantor to the Bank, provided, however, that such termination shall only be effective upon the Bank's receipt thereof. In the event of such termination, the Guarantor shall remain liable with respect to the Guaranteed Obligations prior to date of termination, including any renewals, extensions, modifications thereof, and this Guaranty shall remain in full force and effect as if no such termination has been made.

          (g) The execution and delivery of this Guaranty shall not supersede, terminate, modify or supplement in any manner any other Guaranty previously executed and delivered to the Bank by a Guarantor and no release or termination of any Guaranty shall be construed to terminate or release any other Guarantee unless such Guaranty is specifically referred to in any such termination.

          IN   WITNESS WHEREOF,  the undersigned has executed and delivered this
Guaranty as of the day and year first above written.

                                                  /s/ James Ciocia
                                            ____________________________________
                                            James Ciocia

                                                 /s/ Michael Ryan
                                            ____________________________________
                                            Michael Ryan

                                                /s/ Thomas Povinelli
                                            ____________________________________
                                            Thomas Povinelli

                                               /s/ Kathryn Travis
                                            ____________________________________
                                            Kathryn Travis

STATE OF NEW YORK
COUNTY OF Queens                                 ss.:

On the 26th day of October, in the year 2000 before me, the undersigned, a notary public in and for said State, personally appeared James Ciocia, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

    /s/ Paula D. Barba
__________________________________
        Notary Public
                               (seal)

STATE OF NEW YORK
COUNTY OF Dutchess                               ss.:

On the 26th day of  October,  in the year 2000  before me, the  undersigned,  a notary public in and for said State, personally appeared Michael Ryan, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.
    /s/ Susan G. Charles
________________________________
        Notary Public
                              (seal)

STATE OF NEW YORK
COUNTY OF Westchester                             ss.:

On the 26th day of October, in the year 2000 before me, the undersigned, a notary public in and for said State, personally appeared Thomas Povinelli, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

   /s/ Carolyn DeCicco
______________________________
       Notary Public
                             (seal)
STATE OF NEW YORK
COUNTY OF Westchester                             ss.:

On the 26th day of October, in the year 2000 before me, the undersigned, a notary public in and for said State, personally appeared Kathryn Travis, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that she executed the same in her capacity, and that by her signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

  /s/ Carolyn DeCicco
____________________________
      Notary Public
                             (seal)